Exhibit 10.32

CONFIDENTIAL

15 August 2022

Primech A & P Pte. Ltd.

23 Ubi Crescent

Singapore 408579

Attention:	Mr Ho Kin Wai and Mr Khazid Bin Omar
Directors

Dear Sirs

RECEIVABLES PURCHASE FACILITY

We, The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (the “Bank”), refer to the facility letter dated 20 July 2018 (as the same may be revised, amended, supplemented and/or replaced from time to time by written agreement) (the “Facility Letter”) and the Receivables Purchase Recourse Terms and Conditions (the “Conditions”) annexed thereto (collectively the “Agreement”) in respect of the receivables purchase facility (the “Facility”) made available to Primech A & P Pte. Ltd. (the “Seller”), and wish to advise the following revisions to the terms and conditions as set out in this supplemental facility letter (the “Supplemental Facility Letter”).

All capitalised terms used in this Supplemental Facility Letter shall have the same meanings as defined in the Agreement unless otherwise defined in this Supplemental Facility Letter.

1.	Revision to the Discount Charge Rate

For amounts denominated in SGD

3 per cent per annum over the three months Bank’s Cost of Funds, as conclusively determined by the Bank.

2.	Revision to the Approved Debtors

The Bank has agreed to the list of revised Debtors submitted by the Seller. Accordingly, the details of the Approved Debtors together with the Approved Currencies and Credit Funding Limits applicable to them are set below, and shall constitute the revised definition of “Approved Debtors”.

Issued by The Hongkong and Shanghai Banking Corporation Limited, Singapore Branch (UEN S16FC0010A).

The Hongkong and Shanghai Banking Corporation Limited is incorporated in the Hong Kong SAR with limited liability.

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Primech A & P Pte. Ltd.	Page 2 of 7
15 August 2022

	Approved	Approved	Basic of	Funding
Approved Debtor	Currency	Country	Notification	Limit
A*Star Research Entities	SGD	Singapore	Notified	200,000
Alexandra Health Pte Ltd C/O Khoo Teck Puat Hospital	SGD	Singapore	Non-Notified	210,000
Ang Mo Kio Community Centre	SGD	Singapore	Non-Notified	15,000
Ang Mo Kio Town Council	SGD	Singapore	Notified	600,000
Bishan Community Club	SGD	Singapore	Non-Notified	40,000
Bukit Merah Community Centre	SGD	Singapore	Non-Notified	15,000
Buona Vista Community Club	SGD	Singapore	Non-Notified	15,000
Cairnhill Community Club	SGD	Singapore	Non-Notified	30,000
Capella Hotel, Singapore	SGD	Singapore	Notified	100,000
Changi Airport Group (Singapore) Pte Ltd	SGD	Singapore	Notified	1,200,000
Cheng San Community Club	SGD	Singapore	Non-Notified	25,000
Chinese Swimming Club	SGD	Singapore	Notified	100,000
Ci Yuan Community Club	SGD	Singapore	Non-Notified	55,000
Daisho Development Singapore Pte Ltd	SGD	Singapore	Notified	500,000
Fernvale Community Centre	SGD	Singapore	Non-Notified	30,000
Garena Online Private Limited	SGD	Singapore	Non-Notified	100,000
Geylang West Community Club	SGD	Singapore	Non-Notified	25,000
Henderson Community Club	SGD	Singapore	Non-Notified	15,000
Hong Fok Commercial Pte Ltd	SGD	Singapore	Notified	120,000
Hwi Yoh Community Centre	SGD	Singapore	Non-Notified	15,000
Jalan Besar Town Council	SGD	Singapore	Non-Notified	300,000
Jurong-Clementi Town Council - Jurong Spring Division (Js1)	SGD	Singapore	Non-Notified	150,000
Kallang Community Club	SGD	Singapore	Non-Notified	25,000
Kampong Glam Community Club	SGD	Singapore	Non-Notified	25,000
Kebun Baru Community Club	SGD	Singapore	Non-Notified	30,000
Kim Seng Community Centre	SGD	Singapore	Non-Notified	25,000
Kolam Ayer Community Club	SGD	Singapore	Non-Notified	25,000
Kreta Ayer Community Club	SGD	Singapore	Non-Notified	40,000
Lee Kong Chian School Of Medicine	SGD	Singapore	Non-Notified	50,000
Leng Kee Community Centre	SGD	Singapore	Non-Notified	25,000
Marymount Community Centre	SGD	Singapore	Non-Notified	30,000
Mcst Plan No. 4218	SGD	Singapore	Notified	140,000
Ministry Of Education	SGD	Singapore	Non-Notified	3,000,000
Nanyang Polytechnic	SGD	Singapore	Non-Notified	330,000
Nanyang Technological University	SGD	Singapore	Non-Notified	800,000
Nee Soon Town Council	SGD	Singapore	Non-Notified	450,000
Paradox Clarke Quay Pte Ltd	SGD	Singapore	Notified	150,000
Pasir Ris-Punggol Town Council	SGD	Singapore	Non-Notified	600,000

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Primech A & P Pte. Ltd.	Page 3 of 7
15 August 2022

	Approved	Approved	Basic of	Funding
Approved Debtor	Currency	Country	Notification	Limit
Pek Kio Community Centre	SGD	Singapore	Non-Notified	15,000
Potong Pasir Community Club	SGD	Singapore	Non-Notified	30,000
Queenstown Community Centre	SGD	Singapore	Non-Notified	15,000
Radin Mas Community Club	SGD	Singapore	Non-Notified	30,000
Regent Singapore	SGD	Singapore	Non-Notified	350,000
Resorts World At Sentosa Pte Ltd	SGD	Singapore	Notified	600,000
Rws Management Services Pte Ltd	SGD	Singapore	Notified	1,700,000
Tanglin Community Club	SGD	Singapore	Non-Notified	25,000
Tanjong Pagar Community Club	SGD	Singapore	Non-Notified	25,000
Teck Ghee Community Club	SGD	Singapore	Non-Notified	30,000
Temasek Polytechnic	SGD	Singapore	Non-Notified	600,000
The Legends Fort Canning Park Pte Ltd	SGD	Singapore	Notified	150,000
The Management Corporation - Strata Title Plan No. 4108	SGD	Singapore	Notified	80,000
The Management Corporation Strata Title Plan No. 1166	SGD	Singapore	Notified	150,000
The Management Corporation Strata Title Plan No. 4120	SGD	Singapore	Non-Notified	440,000
The Subsidiary Management Corporation No. 2-Strata Title Plan No. 4555	SGD	Singapore	Notified	100,000
Thomson Community Club	SGD	Singapore	Non-Notified	35,000
Tiong Bahru Community Centre	SGD	Singapore	Non-Notified	30,000
Toa Payoh Central Community Club	SGD	Singapore	Non-Notified	40,000
Toa Payoh East Community Club	SGD	Singapore	Non-Notified	30,000
Toa Payoh South Community Club	SGD	Singapore	Non-Notified	25,000
Toa Payoh West Community Club	SGD	Singapore	Non-Notified	30,000
Tomlinson Hotel Pte Ltd	SGD	Singapore	Notified	300,000
United Overseas Bank Ltd	SGD	Singapore	Notified	0
United Overseas Bank Ltd - Alexander	SGD	Singapore	Notified	150,000
United Overseas Bank Ltd - Others	SGD	Singapore	Notified	150,000
United Overseas Bank Ltd - Plaza, Orp, Bq	SGD	Singapore	Notified	150,000
United Overseas Bank Ltd - Sgx, Feb, Springleaf	SGD	Singapore	Notified	150,000
United Overseas Bank Ltd - Tampines Center	SGD	Singapore	Notified	150,000
Whampoa Community Club	SGD	Singapore	Non-Notified	30,000
Yio Chu Kang Community Club	SGD	Singapore	Non-Notified	15,000
Yishun Community Hospital Pte Ltd	SGD	Singapore	Non-Notified	80,000
York Hotel Pte Ltd	SGD	Singapore	Notified	60,000

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Primech A & P Pte. Ltd.	Page 4 of 7
15 August 2022

Unless otherwise defined in this Supplemental Facility Letter, all words and expressions as defined in the Agreement shall have the same meanings when used or referred to herein.

Save as revised or supplemented herein, all other provisions of the Agreement shall continue to apply and to remain in full force and effect.

Without prejudice to the terms and conditions of the Agreement as supplemented by this Supplemental Facility Letter, the Facility is subject to review from time to time.

This Supplemental Facility Letter shall be governed by, and construed in accordance with the laws of Singapore.

Please arrange for the enclosed duplicate of this Supplemental Facility Letter to be signed and returned approving the acceptance of the revised terms and conditions within 21 days from the date of this Supplemental Facility Letter.

Yours faithfully

/s/ Lionel Wee	/s/ David Sim
Lionel Wee	David Sim
Vice President	Senior Vice President and Team Head
Commercial Banking	Commercial Banking

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Primech A & P Pte. Ltd.	Page 5 of 7
15 August 2022

To:	The Manager

The Hongkong and Shanghai Banking Corporation Limited

ACCEPTANCE AND CONFIRMATION

We, Primech A&P Pte. Ltd., confirm our acceptance of the offer and all the revised terms and conditions contained in the Supplemental Facility Letter dated 15 August 2022.

EXECUTED and DELIVERED	)
as a Deed on 26th August 2022 (date))
for and on behalf of	)
Primech A&P Pte. Ltd.	)
by	)	/s/ SNG YEW JIN
	)	Director
	)	Name: SNG YEW JIN

	)	/s/ KHAZID BIN OMAR
	)	Director/ ~~Secretary~~*
	)	Name: KHAZID BIN OMAR
)

*	Delete as applicable.

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Primech A & P Pte. Ltd.	Page 6 of 7
15 August 2022

To:	The Manager

The Hongkong and Shanghai Banking Corporation Limited (the “Bank”)

SECURITY PROVIDER’S CONFIRMATION

I confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 15 August 2022 to Primech A&P Pte. Ltd. (the “Facility Letter”); and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Ho Kin Wai
Name: Ho Kin Wai
Identification No.: HJ2086123

Date: 26th August 2022

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Primech A & P Pte. Ltd.	Page 7 of 7
15 August 2022

To:	The Manager

The Hongkong and Shanghai Banking Corporation Limited (the “Bank”)

SECURITY PROVIDER’S CONFIRMATION

I confirm that:-

(a)	I consent to the terms and conditions as set out in the Bank’s facility letter dated 20 July 2018 (as the same may be revised, amended and/or supplemented from time to time) with the Receivables Purchase (Recourse) Terms and Conditions annexed thereto and the Supplemental Facility Letter dated 15 August 2022 to Primech A&P Pte. Ltd. (the “Facility Letter”); and

(b)	I am and will be bound by the terms of the guarantee executed or to be executed by me in favour of the Bank, and that my obligations under the said guarantee are and will remain in full force and effect.

/s/ Kwek Jin Ngee Vernon
Name: Kwek Jin Ngee Vernon
Identification No.: S7145417G

Date: 26th August 2022

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